UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): November 14, 2014

CARPENTER TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5828	23-0458500
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 14662

Reading, Pennsylvania 19612-4662

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 208-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 14, 2014, William A. Wulfsohn, the Chief Executive Officer of Carpenter Technology Corporation (the “Company”), resigned as Chief Executive Officer and from the Board of Directors of the Company (the “Board”).  Mr. Wulfsohn will remain an employee of the Company through December 31, 2014 with all current remuneration and benefits.

Effective upon Mr. Wulfsohn’s resignation, the Board appointed Gregory A. Pratt, the current Chairman of the Board, as Chief Executive Officer, effective immediately.  Mr. Pratt, who will continue to serve as Board Chairman, had served as the Company’s Chief Executive Officer during the fiscal year ended June 30, 2010.

Mr. Pratt, age 66, has been a member of the Board since 2002.  Mr. Pratt is former chief executive officer and director of OAO Technology Solutions, Inc., an information technology and professional services company.  Mr. Pratt served as President and Chief Operations Officer of Intelligent Electronics, Inc. from 1991 through 1996.  Since February 2014, Mr. Pratt has served as a director of Tredegar Corporation, a public company listed on the NYSE where he serves as the Chairman of the Governance Committee and a member of the Special Finance and Audit Committees.  He served as a director and Audit Committee Chairman of AmeriGas Propane, Inc., a public company listed on the NYSE until April 2013. Mr. Pratt is also a National Association of Corporate Directors Board Leadership Fellow.

There are no family relationships between Mr. Pratt and any of the Company’s directors or executive officers and Mr. Pratt is not a party to any transaction with the Company that would require disclosure under item 404 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

Compensation arrangements for Mr. Pratt’s service as Chief Executive Officer have not yet been determined.

The full text of a press release issued in connection with Mr. Wulfsohn’s resignation and Mr. Pratt’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                          Exhibits

99.1                                                                                  Press Release, dated November 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2014	By:	/s/ Tony R. Thene
Tony R. Thene
Senior Vice President — Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release, dated November 14, 2014